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                                                                   EXHIBIT 10.15

STATE OF GEORGIA

COUNTY OF GWINNETT

                                    SUBLEASE

         This Sub-Lease Agreement, made and entered into as of this 23rd day of February, 1996, by and between WINCO, L.P., a Georgia Limited Partnership (hereinafter called "Lessor"), and BOOMERSHINE FORD, INC., a Georgia corporation (hereinafter called "Lessee");

                                  WITNESSETH:

1. DEMISE OF PREMISES. Lessor leases unto Lessee the premises (hereinafter called "Premises") located in Gwinett County, Georgia, and described in the exhibit attached hereto and marked "Exhibit A" which exhibit is incorporated herein by this reference thereto as if fully set out.

2. USE OF PREMISES. The Premises may only be used for operation of a automotive repair and Get Ready Facility and all such matters as are related to the same, and shall not be used by anyone for any other purposes without the prior written consent of Lessor.

3. TERM AND RENEWALS. The term of this Sub-Lease Agreement shall be for the period of twenty (20) years to commence on March 1, 1996 and to terminate on February 26, 2016. As used herein, the term "Lease Year" shall mean the twelve months period beginning on the first day of 1st day of one year and ending on the 28th day of February of the following year. Failure of Lessee to properly notify Lessor of the non-exercise of any renewal term shall result in the automatic renewal thereof for the next term.

4. RENTALS. Lessee shall pay rentals ("Base Rentals") to Lessor as follows:

         (a) Two Hundred and Forty Thousand and no/100 Dollars ($240,000.00) per Lease year for the first years; March 1996 to and through February 28, 2001.

         (b) Two Hundred and Fifty Two Thousand and no/100 Dollars ($252,000.00) per Lease year for the second five years beginning on March 1, 2001 to and through February 28, 2006.

         (c) Two Hundred and Sixty Four Thousand and no/100 Dollars ($264,000.00) per Lease year for the third five years beginning on March 1, 2006 to and through February 28, 2011.

         (d) Two Hundred and Seventy Six Thousand and no/100 Dollars ($276,000.00) per Lease for the fourth five years beginning on March 1, 2011 to and through February 28, 2016.

         The Base Rentals shall be due and payable in equal monthly installments, all due in advance of the first day of each calendar month for and during the Term.

         It is the intention of the Lessor and the Lessee that the rentals hereinabove set forth shall be net, net, net to the Lessor and that all costs, expenses and obligations of any kind of nature whatsoever (excluding only principal and interest payments due form Lessor to



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Lessor's mortgagee) relating to the Premises shall be borne by the Lessee and
Lessee hereby idemnifies the Lessor against any and all such costs, expenses and obligations. In the event that the Lessor shall make any expenditure for which the Lessee is responsible, or which the Lessee should make, then the amount thereof, together with interest at the lesser of the highest legal rate or 10% per annum and costs, may, at the Lessor's election, be added to and shall be due as additional rental with the next installment of rent.

5. ACCEPTANCE OF PREMISES. Lessee acknowledges that the act of taking possession of the Premises shall constitute acceptance thereof and conclusive evidence that Lessee has inspected and examined the entire Premises and utility installations and that the same were, and are, in good and satisfactory condition. Notwithstanding the foregoing, upon notice from Lessee, so long as Lessee is not in default hereunder, (a) Lessor shall be responsible for all repairs, changes, alterations and additions required to correct any material defects existing at the date of commencement of the Term hereof, or through the initial twelve (12) months of the Term, if such material defects are due to defective materials or workmanship in the original construction of the Premises; and (b) after said initial twelve (120 month period, Lessor shall assign to Lessee all of its right, title and interest in and to any rights to enforce any claim for defective design or construction of the premises.

6. ASSIGNMENT OR SUBLETTING. Lessee shall not have the right to assign the within Sub-Lease or to sublet the Premises in whole or in part, without the prior written consent of Lessor, which consent shall not be unreasonably withheld. The passage of control of Lessee to parties other than those who presently control the Lessee shall constitute an permitted assignment of this Sub-Lease. Such consent shall be deemed unreasonably withheld if (a) the proposed assignee or subtenant has qualified as the franchise representative under customary forms of agreements for a major manufacturer of motor vehicles, and (b) Lessee is not in default hereunder. The suc provisions relating to this Sub-Lease shall, in any event, remain in full force and effect. Lessee's obligations hereunder, as well as any guaranties of Lessee's performance hereunder, in the absence of explicit agreement to the contrary, shall not be released upon any such assignment or subletting, and Lessee, any guarantors of Lessee's performance, and such assignee or subtenant shall all, jointly and severally, be liable for all obligations hereunder. Notwithstanding the above, Lessee shall not assign the within Sub-Lease or sublet the Premises in whole or in part, without the prior written consent of Lessor's mortgagee, Nations Bank of Georgia, N.A.

7. COMPLIANCE WITH LEGAL AND ENVIRONMENTAL REQUIREMENTS. Lessee shall comply with all legal and environmental requirements of any governmental or quasi-governmental body including City, County, State or Federal boards having jurisdiction thereof, respecting any operation conducted or any equipment, installations or other property placed upon, in or about the Premises. Lessee shall neither create nor permit the creation of any nuisance upon, in or about the Premises, and Lessee shall not make any offensive use thereof. Lessor has no knowledge of any pending or threatened claim, notice, assessment or other proceeding relating to the environmental integrity of the premises. Except as indicated above, Lessor makes no representations as to the environmental integrity of the Premises. Lessee shall throughout the Term of his Sub-Lease, at Lessees" sole cost and expense, comply with all laws, ordinances and lawful regulations and requirements of federal, state and municipal governments. Without limiting the foregoing covenant Lessee warrants and represents to lessor that the Premises shall be at all times used in full compliance with all Federal, State and Local environmental laws and regulations, including but not limited to the Comprehensive Environmental Response Compensation and Liability Act of 1980 and the Superfund Amendments and Reauthorization Act of 1986 as amended. If, however, the Lessee shall in good faith desire to contest any such law, ordinance, regulations or requirements, it shall notify lessor in


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writing of its intention to do so, and it shall not be required to comply therewith so long as it shall in good faith and at its own cost and expense contest the same or the validity thereof by appropriate proceedings. Lessee shall indemnify Lessor from any loss or damage suffered by Lessor because of delay by Lessee in compliance with any such contested law, ordinance, regulation or requirement, on Lessee's behalf so long as Lessee shall continue to contest the same. Lessor shall give Lessee such assistance in connection with any such contest as shall be necessary, at no cost or expense to Lessor, and Lessor agrees to sign and execute for Lessee any necessary papers or documents for such purpose. In addition, Lessee shall indemnify and hold Lessor harmless for any and all damages, penalties, fines, claims, liens, suits, liabilities, costs (including clean-up cost), judgment and expenses (including reasonable attorneys', consultants', or experts' fees and expenses) of every kind and nature suffered by or asserted against Lessor as a direct or indirect result of any warranty or representation made by Lessee in this Section or any requirement under any law, regulation or ordinance, Local, State or Federal, which requires the elimination of any hazardous materials, substances, wastes or other environmentally regulated substances. Lessee's obligation hereunder to Lessor shall not be limited to any extent by the term of this Sub-Lease, and as to any act or occurrence prior to termination of said Sub-Lease which gives rise to liability hereunder, but shall continue, survive and remain in full force and effect notwithstanding termination of said Sub-Lease.

8. FIRE INSURANCE. Lessee shall carry at Lessee's expense fire insurance with extended coverage insuring Lessor and Lessee as their interests may appear against loss or damage to the buildings or other improvements located on the Premises and insuring Lessee against loss or damage to Lessee's furnishings, fixtures, inventory, equipment and other property situated or placed upon, in or about the Premises with companies and in amounts and with deductibles acceptable to Lessor. Lessor shall have the right to have the buildings and improvements insured to their maximum, full replacement cost, insurable value. With respect to the insurance coverage on the buildings and improvements, the Lessor shall be named as the insured in such policies and the original policies shall be delivered to Lessor. With respect to all other insurance required under this Sub-Lease Agreement, memoranda of all policies shall be delivered to Lessor. With respect to all other insurance required under this Sub-Lease Agreement, memoranda of all policies shall be delivered to Lessor. Lessee shall further carry at its expense rental (sometimes known as business interruption) insurance in an mount not less than the sum of the Base Rentals for the most recent Sub-Lease year, which insurance shall be payable to Lessor. Lessee shall name mortgagee of Lessor as an additional insured. All insurance required hereby shall be kept in force during the entire Term. Notwithstanding the above, all insurance policies provided for herein, shall be submitted to Lessor's mortgagee, Nations Bank of Georgia, N.A.

9. TAXES AND ASSESSMENTS. Lessor shall timely list the Premises for taxes but Lessee shall pay all tax assessments of whatever kind of nature assessed against the Premises. Lessee shall timely list for taxes and pay all tax assessments of whatever kind or nature assessed against or on Lessee's furnishings, fixtures, inventory, equipment, leasehold improvements and other property situated or placed upon, in or about the Premises. Upon reasonable notice to Lessor, Lessee shall have the right to protest any tax assessment in the name of the Lessor and as Lessor's agent, but without expense to Lessor. All taxes shall be paid prior to delinquency.

10. UTILITIES. Lessee shall pay for all electricity, gas, water, heat and other utilities consumed or used on the Premises. Lessor shall not be in any way obligated or responsible for the furnishing of utility services.


11. ADDITIONS, ALTERATIONS, CHANGES AND IMPROVEMENTS. Lessee shall have the right to make only alterations, changes and improvements in or to the Premises with



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Lessor's prior written consent, provided that if such consent is given, all such alterations, changes and improvements shall be promptly made in a workmanlike manner, be promptly paid for allowing no liens to attach and shall become the property of Lessor at the termination of this Sub-Lease Agreement. All Lessee's proposed alterations, changes and improvements must be approved in writing by Lessor prior to the commencement thereof. Lessee shall have no right to commence or to cause the commencement of any work prior to delivering to Lessor documents satisfactory to Lessor indicating that no person, firm or corporation shall have any right to claim a lien on the Premises by virtue of Lessees' work and/or the failure to pay therefore. Lessee shall deliver to Lessor, in form satisfactory to Lessor, prior to the commencement of any work a waiver of liens signed by all prime contractors, waiving all rights to assert liens, which shall contain a certification by Lessee that the waiving parties are all of the prime contractors.

12. REPAIRS. Lessee shall, at Lessee's own expense, keep and maintain the entire Premises and all parts and systems thereof, including outside walls, windows and/or plate glass, the roof, and all utility installations and equipment, in good maintenance, replacement and repair, properly painted and decorated. All repairs, maintenance and replacements shall be performed in a prompt, workmanlike manner, shall be promptly paid for by Lessee and no liens shall be allowed to attach either to the Premise or Lessee's interest therein. Lessor has no obligation to make any repairs or replacements or to perform any maintenance. If any lien is asserted against the Premises, based upon any act or interest of the Lessee or of anyone claiming through it, affecting any material, machinery, or fixtures use in the construction, Lessee shall immediately take whatever action by bonding, deposit or payments which shall remove the claim of lien or security interest. If Lessee does not remove the lien within (30) days after notice to it, Lessor may pay the lien or discharge it by deposit. The amount so paid or deposited, with interest as provided herein, shall be deemed additional Rentals under this Sub-Lease, and shall be immediately payable with interest, the default of which shall be immediately payable with interest, the default of which shall give rise to the same remedies to Lessor as the case of default of the payment of Base Rentals.

13. SAFE AND SANITARY CONDITION. Lessee shall not permit, allow or cause any act or deed to be performed upon, in or about the Premises which shall cause or be likely to cause injury to any person on the Premises, the building or improvements located thereon, or to any adjoining property. Lessee shall at all times keep the Premises in a neat and orderly condition and keep the Premises and the entryways, parking areas, sidewalks and delivery areas (if any) adjoining the Premises clean and free from rubbish, dirt, snow, standing water and ice.


14. TRADE FIXTURES. Lessee shall be permitted to install trade fixtures on the Premises. In addition, Less shall be permitted to remove said trade fixtures from the Premises upon termination of this Sub-Lease Agreement; provided that if Lessee does so remove such trade fixtures, Lessee shall return the Premises to the same condition as existed at the time of original entry, ordinary wear and tear excepted. This provision is not intended to allow Lessee to remove approved improvements made by Lessee to the Premises. All such improvements belong to Lessor at the termination hereof and shall not be removed nor damaged by lessee's removal of trade fixtures. If Lessee does not remove the trade fixtures at termination, Lessor shall have the option either to declare such fixtures abandoned and Lessor the Owner thereof or to demand Lessee remove same at Lessee's expense returning the Premises to the condition required herein.

15. LESSOR NOT LIABLE FOR DAMAGES OR INJURIES. Lessor shall not be responsible to Lessee or to any other person, firm, partnership, association or corporation for damages or injuries by virtue of or arising out of busted water pipes, leaks from



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sprinkler or air conditioning systems, leaks from the roof, or by virtue of earthquakes, riots, windstorms, overflow of water from surface drainage, rains, water, fire or by the elements or Acts of God, or by the neglect of any person, firm partnership, association or corporation. Lessee shall indemnify and hold Lessor harmless from any and all claims for damages to person or property to the full extent permitted by law.

16. INDEMNIFICATION. Lessee covenants to indemnify and hold Lessor harmless from the claims of any and all persons, firms, partnerships, associations and corporations for the personal injury or damage to property or both arising out of or in connection with Lessee's use and/or occupancy of the Premises, including but not limited to any environmental claims. In addition, Lessee shall carry public liability insurance in the minimum amount of $1,000,000.00 bodily injury per occurrence and $250,000 property damage per occurrence, and Lessee shall deliver to Lessor memorandum policies of such coverage with companies satisfactory to Lessor and naming Lessor as additional insured therein.

17. FIRE OR CASUALTY. If the Premises shall be partially or completed damaged or destroyed by fire or other casualty, Lessor shall, as soon as reasonably possible, effect the required repairs and reconstruction of the Premises to place them in substantially the same condition as existed immediately prior to such damage or destruction but during such time as said repairs or reconstruction are being made, the rentals hereinabove provided shall not abate. Any other provisions contained herein notwithstanding, the Lessor shall be required and obligated to effect repairs or reconstruction only to the extent of any sums of money, if any, which are received by Lessor under Lessor's insurance coverage as a direct result of said fire or other casualty. Should the insurance proceeds be insufficient, the remaining, funds necessary for repair and restoration shall be promptly furnished by Lessee. If at any time within twelve (12) months before the end of the initial Term, or within twelve (12) months before the end of the initial Renewal Term (whichever is applicable): (a) Lessee has not served upon lessor notice of renewal of extension; (b) the improvements to the Premises are completely destroyed or as damaged by fire or other casualty, regardless of whether covered by insurance, so as to render the Premises unfit for their intended use; and (c) as repair or restoration is not economically feasible, then, except as provided in the following sentence, either party may terminate this Sub-Lease by written notice to the other within thirty (30) days after the date of such damage or destruction. Notwithstanding the foregoing, should Lessee serve upon Lessor irrevocable notice of renewal, then Lessor shall be obligated to perform as described in this Paragraph 17. If the Sub-Lease is so terminated, all rent shall be appointed to the date of termination and all insurance proceeds shall belong to Lessor.

18. WAIVER OF SUBROGATION. Neither Lessor nor Lessee nor anyone claiming by, through or in their behalf shall have any claim, right or action or right of subrogation one against the other for or based upon any loss or damage caused by fire, explosion or other insured casualty (not limited to the foregoing) relating to the Premises or to any property upon, in, or about the Premises, whether such fire, explosion or other insured casualty shall arise from the negligence of Lessor, Lessee, or their respective agents, representatives or employees, or otherwise.

19. CONDEMNATION. If the entire premises are taken or condemned for a public or quasi-public use (or any transfer is made under threat of condemnation), then this Sub-Lease shall terminate at the later of the vesting of title in the condemning authority or the acquisition of possession thereby. Rent shall be apportioned as of that date. Lessee shall have no claim against Lessor for any of the foregoing. If any part of the Premises shall be taken or condemned for a public or quasi-public use (or any transfer is made under threat of condemnation) and a part thereof remains which is reasonably suitable for the Lessee's use,


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this Sub-Lease shall not terminate, but the rentals payable by the Lessee shall be adjusted so that the Lessee shall be required to pay for the remainder of the Term, rentals equitably reduced by the reduction in tenantability of the Premises. The aforesaid partial condemnation shall be without prejudice to the rights of either Lessor or Lessee to directly recover compensation from the condemning authority for any of its loss or damage caused by such condemnation. Neither Lessor nor Lessee shall have any rights in and to any award made to the other by such condemning authority. Lessee shall have no right to any part of the award paid for the loss of leasehold rights.

20. SUBORDINATION TO MORTGAGES. From and after Lessee acknowledges that it has been furnished a non-disturbance agreement in satisfactory from, this Sub-lease shall be subordinate to the interest of the party furnishing such agreement. Lessor shall bear all of Lessee's expenses incurred in connection with this paragraph, including attorney's fees.

21. INSPECTION. Lessor shall have the right at all reasonable times to enter and inspect the Premises.

22. CONDITION OF PREMISES UPON TERMINATION. Upon the termination of this Sub-Lease Agreement, Lessee shall return the Premises to Lessor substantially in the same conditions received, ordinary wear and tear and approved improvements excepted.

23. HOLDING OVER. In the event Lessee remains in possession after the expiration of the Term without the execution of a new lease, Lessee shall not acquire any right, title or interest in or to the Premises. In such event, Lessee shall occupy the Premises as a tenant from month-to month and shall otherwise be subject to all of the conditions, provisions and obligations of this Sub-Lease Agreement insofar as the same shall be applicable.

24.   DEFAULT.

      A. Each and every one and all of the following events shall constitute an Event of Default:

     i) if Lessee files a petition in bankruptcy or insolvency or for reorganization under any bankruptcy act or voluntarily taken advantage of any such act or makes an assignment for the benefit of creditors;

     ii) if involuntary proceedings under any bankruptcy law, insolvency or receivership action shall be instituted against Lessee, or if a receiver or trustee shall be appointed for all or substantially all of the property of Lessee and such proceedings are not dismissed, or the receivership or trusteeship vacated, within 10 days after the institution or appointment;

     iii) if Lessee fails to pay any sum due from it in strict accordance with the provisions of this Sub-Lease, and does not make the payment within ten (10) business days after written notice thereof. For the purposes hereof, all sums due from Lessee shall constitute rentals whether denominated as rental or otherwise elsewhere herein and Lessee has absolutely no right of offset;

     iv) if Lessee fails to fully perform and comply with each and every condition and covenant of this Sub-Lease Agreement, and such failure of performance continues for a period of thirty (30) days after notice thereof;

     v)    if Lessee vacates or abandons the Premises;

     vi) if the interest of Lessee is transferred, levied upon or assigned to any other person, firm or corporation whether voluntarily or involuntarily except as herein permitted; vii) if Lessor, in any three months of any Sub-Lease Year, gives any notice to Lessee pursuant too subparagraphs iii) or
iv) above, notwithstanding Lessee's cure of default within the allowable period or periods.


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     B.   Upon the occurrence of any Event of Default as set forth above, Lessor shall have the right, at its option, to utilize any one or more of the following rights:
i) to cancel and terminate this Sub-Lease Agreement and all interests of the Lessee hereunder by giving notice of such cancellation and termination not less than ten (10) days prior to the effective date of such termination. Upon the expiration of said ten (10) day period, the Lessee shall have no further rights under this Sub-Lease Agreement (but such cancellation shall not serve to release or discharge the damages Lessee owes to Lessor); and/or
ii) to make any payment required of Lessee herein or correct any condition required to be corrected by Lessee, and Lessor shall have the right to enter the Premises for the purpose of correcting any such condition and to remain on the Premises until the complete correction of such condition. However, no expenditure by Lessor on behalf of Lessee shall be deemed to waive or release Lessee's breach hereof and Lessor shall retain all rights to proceed against Lessee as set forth herein; and/or
iii) to reenter the Premises immediately with or without order of court and without being guilty of trespass, remove the property and personal of Lessee and store such property in a public warehouse or such other location selected by Lessor, all at the expense of Lessee. After such reentry, Lessor shall have the right to terminate this Sub-Lease Agreement by giving ten (10) days notice of termination to Lessee, but without such notice, the reentry by Lessor shall not terminate this Sub-Lease Agreement. On termination, Lessor may recover from Lessee all damages resulting from Lessee's breach, including the cost of recovery of the Premises and placing them in satisfactory conditions, the value of the Premises for the remainder of the Term, all of which sums shall be immediately payable to Lessor from Lessee; and/or
iv) to relet the Premises or any part thereof for any term, with or without terminating the Sub-Lease, and at such rentals and on such other terms as Lessor may elect including the right to grant free rental, and to alter and repair the Premises as Lessor deems necessary. Should Lessor relate the Premises, Lessee shall pay all expenses of reletting including brokers' or finders' fees and such reasonable attorney's fees as Lessor may incur. Lessor shall apply the rent received from reletting in the following order: (1) to expenses of reletting;
(2) to sums due from Lessee other than sums denominated in Section 4 above as rentals, and (3) to sums denominated as rentals in Section 4 above previously due and (4) to sums which were to become due in the future; and/or
v)   to accelerate the rentals with or without entry; and/or
vi) all other rights and remedies provided by law to a Lessor with a defaulting Lessee including all such money damages as Lessor shall be entitled pursuant to law of damages.

     C. In the event of any conflict between any of the provisions hereof regarding the amount of time that must elapse without cure after notice of breach before the same constitutes and Event of Default, then the provisions establishing the least amount of time to cure after notice shall prevail.

     D. Upon any breach hereof, regardless of whether such breach is, or becomes, and Event of Default, Lessor shall be reimbursed by Lessee for any attorney's fees incurred by Lessor in connection with such beach.

25. WAIVER. No failure by Lessor to exercise any rights hereunder to which Lessor may be entitled shall be deemed a waiver of Lessor's right to subsequently exercise same. Lessee shall gain no rights nor become vested with any power to remain in default under the terms hereof by virtue of Lessor's failure to timely assert his rights. No acceleration of rentals, regardless of how often occurring, which Lessor chooses to ignore by thereafter accepting rental or other performance by Lessee shall constitute a waiver of the right to thereafter accelerate rentals.

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26.  LAW APPLICABLE.  This Sub-Lease is entered into in Georgia and shall be construed under the laws, statutes and ordinances of such jurisdiction.

27. SEVERABILITY. The provisions hereof are independent covenants and should any provision or provisions contained in this Sub-Lease be declared by a court or other tribunal of competent jurisdiction to be void, unenforceable or illegal, then such provision or provisions shall be severable and the remaining provisions hereof shall remain at Lessor's option in full force and effect.

28. STAMP TAX OR SALES TAX ON SUB-LEASE. Should any governmental authority having jurisdiction over the Premises declare or otherwise assess any tax on leases or leaseholds whether designated as a stamp tax, sales or otherwise, then in any of such events, all taxes so declared or charged shall be the obligation of the Lessee and shall be paid by Lessee to such authority or shall be promptly paid to Lessor in reimbursement and as additional rental.

29. EASEMENTS, RESTRICTIONS, OPTIONS AND RIGHTS OF WAY. The Premises are demised subject to all easements, restrictions, options and rights of way legally affecting the Premises. Lessee is aware of the existence of certain restrictive covenants, a Sub-Lease between Lessor herein, and Walter M. and Winifred F. Boomershine and other such restrictions, easement agreement, slope easement agreement, drainage easement agreement, certain Option to Purchase in favor of Connector Two, Ltd., a Georgia limited partnership, all of record in Bartow County, Georgia.

30. BINDING EFFECT AND COMPLETE TERMS. The terms, covenants, conditions and agreements herein contained shall be binding upon and inure to the benefit of and shall be enforceable by Lessor and Lessee and by their respective heirs, successors and assigns. All negotiations and agreements of Lessor and Lessee are merged herein. No modification hereof or other purported agreement o the parties shall enforceable unless the same is in writing and signed by the Lessor and Lessee.

31. NOTICES AND WRITTEN CONSENTS. All notices and written consents required under this Sub-Lease shall be in writing and shall only be deemed properly served when posted by certified United States mail, postage prepaid, return receipt requested, addresses to the party to whom directed at the following address or at such other address as may be from time to time designated in writing:

     To Lessor:          Winco, L.P.
                         c/o Walter M. Boomershine, Jr.
                         2150 Cobb Parkway
                         Smyrna, Georgia 30080

                         with copy to:
                         Nations Bank of Georgia, N.A.
                         600 Peachtree Street, N.E.
                         18th Floor
                         Atlanta, Georgia 30308
                         Attn:  Mr. Tim Kelley

     To Lessee:          Boomershine Ford, Inc.
                         c/o Charles K. Yancey
                         2150 Cobb Parkway
                         Smyrna, Georgia 30080



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                         with copy to:
                         Stephen C. Whicker, P.C.
                         6111 Peachtree Dunwoody Road
                         Building D
                         Atlanta, Georgia 30328

32. RENTAL PAYMENTS. All rental payment, until otherwise designated in writing, shall be made to Lessor at the address above.

33. LESSOR'S PERFORMANCE OF LESSEE'S COVENANTS. Should Lessee, after seven days' notice from the Lessor, fail to do any of the things required to be done by it under the provisions of this Sub-Lease, Lessor, in addition to any and all other rights and remedies, may (but shall not be required to) do the same or cause the same to be done, and the reasonable amount of any money expended by Lessor in connection therewith shall constitute additional rental due from Lessee to Lessor and shall be payable as rental on the date for payment of rentals immediately following such expenditure.

34. RECORDING. This Sub-Lease shall not be recorded (except as maybe required by Lessor's Lender) but a memorandum hereof may be prepared and recorded in the County where the Premises are located, with recording fees and preparation of memorandum to be at the expense of Lessee. The aforesaid memorandum shall contain such information as is necessary to provide adequate record notice of the existence of the Sub-Lease, including the parties, the terms, the property involved and whether options to renew or purchase exist.

35. COVENANT OF TITLE AND QUIET ENJOYMENT. Lessor covenants and warrants to Lessee that Lessor has full right and lawful authority to enter into this Sub-Lease for the Term hereof and that provided Lessee is not in default hereunder, Lessee's quiet and peaceable enjoyment of the Premises shall not be disturbed by anyone claiming through Lessor.

36. CONSTRUCTION OF LEASE. This Sub-Lease shall not be construed more strictly against either party regardless of which party is responsible for the preparation of the same.

37. ESTOPPEL CERTIFICATES. Lessor and Lessee shall certify in writing each to the other the status of this Sub-Lease and the rent payable hereunder, at any time, upon ten (10) days' written notice. Such certificate shall be in a form reasonably satisfactory to the prospective purchaser or mortgagee of the fee title, or assignee of this Sub-Lease or subtenant of the Premises.

     IN WITNESS WHEREOF, Lessor has caused this Agreement to be executed by its General Partners under seal, and Lessee has caused this Agreement to be executed by its officers hereunto duly authorized and has caused its corporate seal to be hereunto affixed, this the day and year first above written.



                         [signatures on following page]

WITNESSES:                              LESSOR:

                                        WINCO, L.P.

                                        BY:                       (SEAL)
---------------------                      -----------------------------
                                           WALTER M. BOOMERSHINE, JR.
                                           MANAGING GENERAL PARTNER

WITNESSES:                              LESSEE:

                                        BOOMERSHINE FORD, INC.

/S/                                     BY: /S/ Charles F. Yancey (SEAL)
---------------------                      -----------------------------
                                           CHARLES F. YANCEY
                                           SECRETARY/TREASURER

ATTEST:



---------------------

(CORPORATE SEAL)

                          GANDY, RICE & SUNDBERG, P.C.
                          5775 PEACHTREE DUNWOODY ROAD
                                  SUITE 380-C
                             ATLANTA, GEORGIA 30342
   Telephone                                                         FACSIMILE
(404) 250-1976                                                    (404) 250-1985






April 15, 1996


Charles K. Yancey
Winco, L.P.
2150 Cobb Parkway
Smyrna, Georgia 30080

          Re:  NationsBank of Georgia, N.A. Loan

Dear Mr. Yancey:

     In connection with the above-referenced transaction, enclosed for your file please find Ground Lease Agreement dated November 1, 1995 by and between Walter M. Boomershine, Winifred F. Boomershine and Winco, L.P., f/k/a Winco, Ltd. which has been recorded in Deed Book 12004, Page 0228, Gwinnett County, Georgia Records.

     Please call if we can be of further assistance.

                                        Sincerely,


                                        /s/ Monique M. Wurst

                                        Monique M. Wurst
                                        Legal Assistant

/mmw
Enclosure

                             GROUND LEASE AGREEMENT

     THIS LEASE made and entered into this 1st day of November, 1995 by and between WALTER M. AND WINFRED F. BOOMERSHINE, of Gainesville Hall County, Georgia (hereinafter referred to as "Lessor") and WINCO, L.P. F/K/A WINCO, LTD., a Georgia limited partnership with with its principal office located at 2150 Cobb Parkway, Smyrna, Georgia 30080 (hereinafter referred to as "Lessee").

     1.0 LEASED PREMISES. Lessor does hereby rent, demise and lease unto the Lessee the parcel of ground described herein and attached hereto as Exhibit "A" together will all easements improvements and other appurtenances thereto (the "Leased Premises").

     1.1 "Improvements" as used herein means any additions to the Leased Premises which by their nature become real property in consideration of the following mutual covenants, agreements, terms and conditions hereby agreed to by and between Lessor and Lessee, to wit:

     2.0 TERMS. The term of this Lease shall be for twenty (20) years beginning November 1, 1995 and expiring October 31, 2015 without notice by either Lessor or Lessee, any custom, usage, practice, law, statute or ordinance to the contrary notwithstanding.

     3.0 RENT. Lessee agrees to pay the sum of $66,000.00 per year, payable at the rate of $5,500.00 per month commencing December 1, 1995, which payments shall be made without demand by check made payable to Walter M. Boomershine, Jr. and Winfred F. Boomershine and mailed by United States Mail addressed to 2150 Cobb Parkway, Smyrna, Georgia 30080 or to the address or to whom Lessor may designate in writing on the first day of every month for which rent is due hereunder, as Lessee desires to make the monthly rent payments reserved herein on the first day of every calendar month during the term of this Lease.

     4.0     USE.      The Demised Premises may be used for Lessee for the
operation of new and used automobile dealerships and repair and service facilities, and for all purposes associated therewith. Tenant shall, in addition, to the other uses expressly provided for herein, have the right to use the Demised Premises for any other lawful use whatsoever, provided however, that in such event it shall first serve the consent of the Lessor thereto, such consent not to be unreasonably withheld. Lessee shall use and occupy the Demised Premises in a careful, safe and proper manner and keep the Demised Premises in a clean and safe condition. Lessee shall not use, nor permit the Demised Premises to be used, for any purpose other than as specified herein. The Demised Premises shall not be used for any unlawful, disreputable or immoral purpose. Lessee shall not permit the accumulation of rubbish, trash, garbage and other refuse in or around the Demised Premises and shall remove the same at Tenant's expense. In addition to the foregoing, the Demised Premises may be used to install, service, remove, repair and adjust automobiles and all automotive parts and accessories and to service, repair and maintain automobiles including, but not limited to body shop repair on automobiles. Lessee shall, in addition to the other uses expressly provided for herein, have the right to use the Demised Premises for any other lawful use. Vacant land included in the Demised Premises may be used, in addition to the foregoing uses, for the parking and servicing of motor vehicles.

     5.0       ASSIGNMENT AND SUBLETTING.    Lessor agrees that Lessee may
sublet the premises to Boomershine Ford, Inc. for the use and purposes and on the terms set forth in Exhibit "A" attached hereto and incorporated herein. Otherwise, Lessee shall not, without the prior written consent of the Lessor, which shall not be unreasonably withheld, further assign this Lease or any interest hereunder, or further sublet the premises or any part thereof, or permit the use of the Premises by any party other than the Lessee and Boomershine Ford, Inc. Consent to any assignment or sub-let shall not impair this provision and all later assignments or Lessees shall be made likewise only on the prior written consent of the Lessor. The Assignee of the Lessee, at the option of the Lessor, may become directly liable to the Lessor for all obligations of the Lessee hereunder, if Lessor agrees to the same, but no further sub-Lease or assignment by the Lessee shall relieve the Lessee of any liability hereunder.

     6.0       SIGNS.    Lessee and its Sub-Lessee shall have the right to
construct, erect, place, put, maintain and control on the Demised Premises any sign or signs which may be removed by Lessee at any time provided that said sign or signs are constructed and erected in a workmanlike manner and comply with the rules, regulations, laws, statutes and ordinances of the city and state in which the Demised Premises are located.

     7.0 CHANGES, ALTERATIONS, DEMOLITION, AND ADDITIONAL CONSTRUCTION BY THE TENANT.

     7.01 Lessee shall have the right at any time, and from time to time, during the term of this Lease, to make, at its sole cost and expense, changes and alterations in and to make Improvements on the existing Leased Premises, except as noted otherwise herein, subject, however, in all cases to the following:

               (a) No change or alteration shall be undertaken until the Lessee shall have procured and paid for, so far as the same may be required, from time to time, all permits and authorizations of all municipal departments and governmental subdivisions having jurisdiction and evidence of compliance with any covenants, conditions, and restrictions applicable to the Leased Premises. Lessor at Lessee's expense shall join in the application pursuant to permits and authorizations whenever such action is necessary.

               (b) Any improvements shall be made in good and workman like manner and in compliance with all applicable permits and authorizations and building and zoning laws and with all other laws, ordinances, orders, ruled, regulations and requirements of all Federal, State and municipal governments, departments, commissions, boards and offices, and in accordance with the orders, rules and regulations of the National Board of Fire Underwriters or any other such body hereinafter exercising similar functions.

               (c) The cost of any such improvements shall be paid by the Lessee and the Leased Premises shall at all times be free of liens for labor and materials supplied or claimed to be supplied to the Leased Premises.

               (d) In addition to the insurance coverage required herein and any other insurance coverage as may be required by law, during the period of any change, alteration to, or constriction of the Improvements, Lessee shall maintain workers' compensation insurance (including employers liability insurance) for amount not less than $1,000,000.00 covering all persons employed in connection with the work in, on or about the Leased Premises and to provide the statutory benefits as required by the law in the State of Georgia.

     7.02 Lessee shall have the right to erect signage at its cost and expense and thereafter.

     7.03 Lessee shall, at the expiration of the term, surrender the Leased Premises (i) in the same condition at the commencement of the term of completion of any renovation, resignage or construction, ordinary wear and tear and casualty accepted.

     7.04      All improvements shall be subject to the following:

               (a)       Lessee shall pursue all such work with due diligence.

               (b) Lessee shall procure and pay for, so far as the same may be required, from time to time, all permits and authorizations of all municipal departments and governmental subdivisions having jurisdiction and evidence of compliance with any covenants, conditions and restrictions applicable to the Leased Premises. Lessor at Lessee's expense shall join in the applications for such permits and authorizations whenever such action is necessary.

               (c) All work shall be made in good and workman like manner and in compliance with all applicable permits and authorizations and building and zoning laws and with all other laws, ordinances, orders, rules, regulations and requirements of all Federal, State and Municipal governments, departments, commissions, boards and offices.

               (d) The cost of all such work shall be paid by the Lessee so that the Leased Premises shall at all times be fee of liens for labor and materials supplied or claimed to have been supplied to the Leased Premises, provided that the Lessor shall promptly pay any sums required to be paid by the Lessor.

               (e) Lessee shall maintain during the full period of the work during the insurance coverage described herein.

     8.0       REMOVAL OF FUTURES.      Lessee may, if not if default
hereunder, prior to the expiration of this Lease, or any extensions thereof, remove all fixtures and equipment which it has placed in the Premise, provided the Lessee repairs all damage to the Premises caused by such removal. All improvements made shall remain as part of the realty.

     9.0       REPAIRS.       Lessee and its Sub-Lessee will be responsible for
all repairs and maintenance of the building structure and parking area including, but not limited to, roof, walls, flooring, foundation, ceiling, sewer, electrical and plumbing systems, HVAC, glass and windows during the Lease term, and subsequent renewal period. Lessor shall not be responsible for any repairs or maintenance of the building structure, parking area and premises, except as otherwise may be specifically set forth herein.

     10.0      WARRANTY.      Lessor warrants and guarantees that at the
commencement of this Lease, the Demised Premises may be used for the purpose set out in Paragraph 4.0 of this Lease without violating any zoning ordinances or regulations or restrictive covenants running with the land. Lessor further represents, warrants and guarantees that it has authority to enter into this Lease as Lessor.

     11.0      DESTRUCTION OF OR DAMAGE TO THE PREMISES.

               If the premises are totally destroyed by storm, fire, lightning, earthquake or any other such casualty, this Lease shall terminate as of the date of such destruction and rental shall be accounted for as between the Lessor and Lessee as of that date. If the premises are damaged but not wholly destroyed by such casualties, rental shall abate in such proportion as use of the Premises has been destroyed and Lessor shall restore the Premises to substantially the same condition as before damage as speedily as is practical, whereupon full rental shall recommence.

     12.0      CONDEMNATION.       If the whole of the Premises, or such a
portion thereof as will make the Premises unusable for the purposes herein Leased, or condemned by any legally constituted authority for any public use of purpose, then in either of said events the term hereby granted shall cease from the date when possession was taken by public authorities, and rental shall be accounted for as between Lessor and Lessee as of said date. Such termination, however, shall be without prejudice to the rights of either the Lessor or Lessee to recover compensation and damage caused by the condemnation from the Condemnor. It is further understood and agreed that neither the Lessee or Lessor shall have any rights in any award made to the other by any condemnation authority notwithstanding the termination of the Lease as provided.

     13.0      GOVERNMENTAL ORDERS.     Lessee agrees, at its own expense, to
comply promptly with all requirements of any legally constituted public authority made necessary by reason of the Lessee's occupancy of the Premises. Lessor agrees to comply promptly with any such requirements if not made necessary by reason of the Lessees occupancy. It is mutually agreed, however, between Lessor and Lessee, that in order to comply with such requirements, the cost to the Lessor or Lessee, as the case may be, shall exceed a sum equal to one year's rent, then the Lessor or Lessee who is obligated to comply with such requirements may terminate this Lease by giving written notice of the termination to the other party be registered mail, which termination shall become effective sixty (60) days after receipt of such notice and which notice shall eliminate the necessity of compliance with such requirements by giving such notice, unless the party giving such notice of termination shall, before termination becomes effective, pay to the party giving notice all costs of compliance in excess of one year's rent, or secure payment of said sum in a manner satisfactory to the party going notice.

     14.0      HOLDING OVER.       If Lessee remains in possession of the
Premises after expiration of the term hereof, with the Lessor's acquiescence and without any express agreement of the parties, Lessee shall be a tenant-at-will at the rental rate which is in effect at the end of this Lease and there shall be no renewal of this Lease by operation of law. If Lessee remains in possession of the Premises after expiration of the term hereof without the Lessor's acquiescence, Lessee shall be a tenant-at-sufferance and commencing on the date following the date of such expiration, the monthly rental payable under Paragraph 3 herein shall for each month, or a fraction thereof during which Lessee so remains in possession of the premises, be twice the monthly rental otherwise payable under Paragraph 3 herein.

     15.0      QUIET ENJOYMENT.    Lessor covenants and agrees that Lessee, on
payment of the rent and the performance of the covenants and agreements of this Lease, shall and may peaceably and quietly have, hold and enjoy, without interruption, the Demised Premises.

     16.0      IMPROVEMENTS.

     16.01 With respect to any Improvements, demolition, or new constriction on the Leased Premises, Lessee agrees as follows:

               (a) All such Improvements, demolition, or construction shall be constructed as the Lessee's sole cost and expense.

               (b) Lessee's shall obtain all appropriate government permits with respect to any such Improvements, demolition, or construction.

               (c) Lessee shall make sure that the Improvements, demolition, or construction are done in accordance with the requirements of law and local building codes (including, but not limited to, the American's With Disabilities Act).

               (d) Any such Improvements, demolition, or construction shall be insured during the term of this Lease at the Lessee's sole cost and expense in the amount equal to the full replacement value and Lessee shall furnish Landlord with a certification of such insurance and rider naming the Lessor as additional insured, which insurance policy shall meet the requirements set forth herein.

               (e) Lessee shall timely pay for all Improvements, demolition, or construction done on the Leased Premises and any other work done on or with respect to the Leased Premises so as not to permit any mechanics or materialman's liens to be recorded against the Leased Premises.

               (f) Lessee, at its sole cost and expense, shall keep and maintain all Improvements therein in reasonable order, condition and repair. All the Improvements shall remain the property of the Lessee during the term of this Lease, but such portion of such Improvements that are part of the realty which the Lessee is not required to remove as set forth herein shall become the property of Lessor upon the expiration or earlier termination of this Lease.

          16.02 In connection with any request by the Lessee for Lessor's approval of Improvements, or construction and all applications, permissions, zoning requests, easements, or other documents requiring Lessor's execution in connection therewith ("documentation"), Lessor agrees that if the Lessor approves Lessee's request for such construction, alteration, or other action with respect to any Improvements, which approval shall not be unreasonably withheld or delayed, Lessor shall execute any and all documentation required and shall cooperate with the Lessee in making any of the applications for license or permits required to complete any new contraction, demolition or repairs. Lessee acknowledges that Lessor's approval, with respect to any requested action concerning the Improvements shall also take into account any limitation that any such documentation may make with respect to the use or occupancy of the Leased Premises or the liability that may be imposed upon Landlord and Landlord shall not be obligated to agree to anything that would so limit the use or occupancy of the Leased Premises or impose any liability on the Landlord unless as to such liability, the Lessee has fully indemnified and held the Landlord harmless thereto and the Landlord accepts the same.

          16.03 In the event that there is any damage or destruction with respect to the Improvements, Lessee shall at its sole cost and expenses, without regard to insurance, and without regard to the insurance proceeds available thereof at its option, repair and restore the Improvements with all deliberate speed and such repair and restoration shall be commenced within ten
(10) days of the damage and completed within 180 days. In the event the Lessee elects not to repair and restore the Improvements as provided herein, or fails to timely do so, the Lessor shall immediately restore the site to its condition prior to the construction of such Improvements.

          17.0      EVENTS OF DEFAULT.      The happening of any one or more of
the following events (hereinafter any one of which may be referred to as an "Event of Default") during the term of this Lease, or any renewal or extensions thereof, shall constitute a breach of this Lease on the part of the Lessee:

          17.01     Lessee fails to pay the rental as provided for herein;

          17.02     Lessee abandons or vacated the premises;

          17.03 Lessee fails to comply with or abide by and perform any other obligation imposed upon the Lessee under this Lease;

          17.04     Lessee is adjudicated a bankrupt;

          17.05 A permanent receiver is appointed for Lessee's property and such receiver is not removed within sixty (60) days after written notice from the Lessor to the Lessee to obtain such removal;

          17.06 Lessee, either voluntarily or involuntarily, takes advantage of any Debtor or relief proceedings under any present or future law, whereby the rent or any portion thereof is, or is proposed to be, reduced or payment thereof deferred;

          17.07     Lessee makes an assignment for the benefit of creditors; or

          17.08 Lessee effects are levied upon or attached under legal process against Lessee, which is not satisfied or dissolved within thirty (30) days after written notice from the Lessor to the Lessee to obtain satisfaction thereof.

          18.0      REMEDIES UPON DEFAULT.        Upon the occurrence of any
event of default, Lessor may pursue any one or more of the following remedies, separately or concurrently, without prejudice, to any other remedy herein provided or provided by law;

          18.01 If the event of default involved non-payment of rental and Lessee fails to cure default within ten (10) days after receipt of written notice hereof from the Lessor, or if the event of default involves a default in performing any of the terms of provisions of this Lease other than the payment of rental, and the Lessee fails to cure such default within thirty (30) days after receipt of written notice of default from the Lessor, Lessor may terminate this Lease by giving written notice to the Lessee and upon such termination shall be entitled to recover from the Lessee damaged in an amount equal to all rental which is then due and the present value (discounted at 10%) per annum) of all rental which would otherwise have become due throughout the remaining term of this Lease, or any renewal or any extension thereof (as if the Lease had not been terminated);

          18.02 If the event of default involved a matter other than those set forth in Item (a) of this paragraph, Lessor may terminate this Lease by giving written notice to the Lessee and, upon such termination, shall be entitled to recover from the Lessee damages in an amount equal to all rental which is then due and the present value (discounted at 10% per annum) of all rental which would otherwise become due throughout the remaining term of this Lease, or any renewal or extensions thereof (as if this Lease had not been terminated); or

          18.03 Upon any event of default, Lessor, as Lessee's agent, without terminating this Lease, may enter upon and rent the Premises in whole or in part, at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Lessor deems proper, with the Lessee being liable to the Lessor for any such deficiency, if any, between the Lessee's rent as set forth herein and the pace obtained by the Lessor on re-letting, provided, however, that the Lessor shall not considered to be under any duty by reason of this provision to take any action to mitigate damages by reason of the Lessee's default. Lessee acknowledges that the Premises are to be used for commercial purposes, and Lessee expressly waives the protections and rights set forth in the Official Code of Georgia Annotated
Section 44-7-32.

          19.0      LESSOR'S BREACH OF COVENANT.       In the event Lessor
shall fail to perform the covenants and/or agreements of this Lease which are required to be performed by Lessor and/or there is a breach of any warranty made or implied herein by Lessor, then in addition to damages (which Lessor agrees Lessee shall have the right to recover), Lessee may require Lessor to remedy said default or defaults by the service of written notice on Lessor or Lessor's sent at the address to which rent payments due under this Lease are forwarded and if at the expiration of ten (10) days from the receipt of said notice, said default or defaults have not been remedied, then Lessee shall have an election either to terminate and cancel this Lease on a date after the expiration of said ten (10 day period, which date shall be selected and designated by Lessee in a written notice to Lessor addressed to the address for the forwarding of rent payments due under this Lease, or Lessee may remedy said breach of covenants, agreement, and/or warranties and the cost of such action shall be deducted by Lessee from the unpaid rents which shall accrue under the unexpired term of this Lease or any extension thereof.

          20.0      INSPECTION BY LESSOR.    Lessor and Lessor's agents,
servants and employees shall have the right to enter the Demised Premises and to make alterations, changes, and repairs to the Demised Premises as are herein required, and/or to make repairs for the preservation or maintenance of the Demised Premises. During the last thirty (3) days of the term of this Lease or any extension thereof, Lessor shall have the right to post "For Rent" and "For Sale" signs on the Demised Premises and during said period, Lessor and Lessor's agents, servants and employees shall have the right to show the Demised Premises to prospective tenants or purchaser at all reasonable times.

          21.0      ZONING.   Without limiting the effect of Paragraph 4.0
hereinabove, to the best of its knowledge, Lessor represent that under applicable zoning laws, in effect as of the date of the execution of this Lease, the Leased Premises may be used to remove, install, repair and adjust any and all automobile parts and accessories and to service, repair and maintain automobiles. In the event the Leased Premises may not be used for any of the aforesaid purposes or the purposes set forth in Paragraph 4.0 hereinabove, Lessee shall have the right to terminate this Lease by giving Lessor at least thirty (30) days written notice of its election so to do, the notice to set forth the termination date selected by Lessee.

          22.0      COMMENCEMENT OF RENT.    Rent payments shall commence on
December 1, 1995.

          23.0      ACCEPTANCE OF PREMISES.     The acceptance of possession
of the Leased Premises shall not waive Lessee's right to insist on full compliance by Lessor with all covenants and conditions of this Lease required to be fulfilled by Lessor.

          24.0      TAXES.     Lessee and its Sub-Lessee shall pay and be
responsible for all real estate taxes incurred or imposed on the Leased
Premises.

          25.0      UTILITIES.     Lessee and Sub-Lessee shall pay all utility
bills, including, but not limited to, water, sever, gas, electricity, fuel, light and heat bills for Premises and Lessee shall pay all charges for garbage collection or other sanitary services.

          26.0      INDEMNITY: INSURANCE.    Lessee agrees to and hereby does
indemnify and save Lessor, its agents, its servants and its employees, harmless against all claims for damages to the persons or property by reason of the Lessee's use or occupancy of the Premises, and all expenses incurred by the Lessor as a result thereof, including, reasonable attorney's fees and court costs. Supplementing the foregoing and in addition thereto, Lessee shall during all items of this Lease and any extensions or renewals thereof, and at the Lessee expense, maintain in full force and effect comprehensive general liability insurance with limits of $1,000,000.00 per person and $3,000,000.00 per accident and property damage limits of $250,000.00, which insurance shall contain a special endorsement recognizing and insuring any liability accruing to Lessee under the first sentence of this paragraph, and naming Lessor as an additional insurer. Lessee shall provide evidence of such insurance to the Lessor prior to the commencement of the term of this Lease. Lessor and Lessee each hereby released and relieve the other, and waive its right to recovery, for loss or damage arising out of or incident to the perils insured against, which perils occur in, on or about the Premises, whether due to the negligence of the Lessor or Lessee or their agents, employees, contractors and/or invites, to the extend that such loss or damage within the policy limits of said comprehensive general liability insurance. Lessor and Lessee shall, upon obtaining the policies of insurance require, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     27.0      FIRE AND EXTENDED COVERAGE.   In addition to and concurrent with
the indemnity and insurance provided in Paragraph 27 above, Lessee agrees to carry fire and extended coverage insurance on all the building and permanent improvements installed and/or owned by Lessor in the Demised Premises in an amount not less than (80%) of the replacement value of said building and improvements in some good and solvent insurance company rated by Best's or similar agency at XII:A or better (or equivalent rating), and Lessee will pay all premiums on said insurance policy or policies when due. The policy will require the insurer to notify Lessor and Lessor's mortgagee at least thirty
(30) days prior to cancellation or change of any insurance company of such fire and extended coverage insurance. Such policy shall name Lessor and Lessor' mortgagee as an additional insured and Lessee shall furnish to Lessor and Lessor's mortgagee a certificate of insurance evidencing the coverage as provided for herein.

     28.0      ESTOPPEL CERTIFICATE.    Lessor shall at any time and from time
to time, upon not less than twenty (20) days prior written request by Lessee, execute, acknowledge and deliver to Lessee an estoppel certificate. It is intended that any statements made therein may be relied upon by any lender of Lessee, or such lender's successors or assigns, or by any prospective transferee or assignee of Lessees interest (or any part thereof) in the Demised Premises or by any other party providing any form of financing (including by sale of stock, debt or otherwise) to Lessee. Lessor hereby agrees that unless such certificate shall have been delivered when required pursuant to the terms of this paragraph, such certificate shall be deemed to have been delivered, and the statements and certifications contained therein shall be deemed to have been made, by Lessor as of the date of Lessee's request therefore, and that in such event the parties intended pursuant to terms of this paragraph to rely thereupon shall be able and entitled to rely thereupon to the same extent as Lessor had actually delivered such certificate.

     29.0      MORTGAGE'S RIGHTS.     Lessees rights shall be subject to any
bonafide mortgage or deed to secure debt which is now or may hereinafter be placed upon he Premises by the Lessor. Lessee shall, if requested by the Lessor, execute a separate agreement reflecting such subordination.

     30.0      ATTORNMENT/NON-DISTURBANCE: RIGHT TO CURE LESSOR DEFAULTS:

               This Lease is and shall be subject to the lien of the mortgage or any successor mortgage placed upon the Leased Premises provided that, in each such case the mortgagee shall have executed and delivered to Lessee, in recordable form, a non-disturbance agreement providing that (a) no default under the mortgage and no proceeding to foreclose the same, deed in lieu of foreclose, or the exercise or attempted exercise of any right or remedy under the mortgage will disturb Lessee's possession or other rights under the Lease (including any right of Lessee to renew or extend the term thereof) and the Lease will not be affected or cut off thereby, (b) that upon and notwithstanding any such proceeding to foreclose the mortgage, deed in lieu of foreclosure or other exercise of or attempt to exercise any right or remedy under the mortgage or other acquisition of the Leased Premises by mortgagee or any other mortgagee, or successor of or person acquiring through either, such parties shall recognize the Lease and Lessee as tenant under the Lease, as well as all rights of Lessee thereunder (including any right of Lessee to renew or extend the term thereof), and the Lease will not be affected or cut off thereby, (b) that upon and notwithstanding any such proceeding to foreclose the mortgage, deed in lieu of foreclosure or other exercise of or attempt to exercise any right or remedy under the mortgage or other acquisition of the Leased Premises by mortgagee or any other mortgagee, or successor of or person acquiring through either, such other parties shall recognize the Lease and Lessee as tenant under the Lease, as well as all rights of Lessee thereunder (including any right of Lessee to renew or extend the term thereof), and no default under the mortgage and no proceeding to foreclose the same, deed in lieu of foreclosure, or the exercise of or attempt to exercise any right or remedy under the mortgage will disturb Lessee's possession or other rights under the Lease and the Lease will not be affected or cut off thereby, and Lessee shall recognize the Lease shall recognize an attorn to mortgagee or any other owner as the Lessor under the Lease, (c) mortgagee shall, from time-to-time execute and/or consent to be bound by such estoppel certificates and consents and waivers as Lessor is required to execute pursuant to the terms of the Lease,
(d) mortgagee shall permit insurance and any other proceeds and/or awards to be made available for restoration and repair of the Leased Premises according to the terms of the Lease, and (e) that in the event of any default (or any event which with notice or passage of time or both might constitute an event of default) by the Lessor under any mortgage, or under any renewal, modification, replacement or extension thereof, the mortgagee shall give notice thereof to Lessee and Lessee shall have the right (but not the obligation) to (i) cure such default and/or (ii) withhold from and offset against the rent required to be paid under the Lease such sums as will be sufficient to enable Lessee to satisfy Lessor's obligations as to such mortgagee, as they become due, and/or to cure such default.

     31.0      NOTICE.      Whenever by the terms of this Lease notice shall or
may be given either to Lessor or Lessee, such nice shall be in writing and shall be delivered in hand or sent by Certified Mail, Return Receipt Requested, postage prepaid:

               All notices shall be deemed effective when received and shall be sent by certified mail, return receipt requested as follows:

               To Lessee:     Winco, L.P.
                                   c/o Charles K. Yancey
                                   2150 Cobb Parkway
                                   Smyrna, Georgia 30080

               To Lessor:     Walter M. Boomershine, Jr.
                                   2150 Cobb Parkway
                                   Smyrna, Georgia 30080

     32.0      COMMISSIONS.    Lessor represents and warrants that there are no
fees, commissions, or other compensation owing to any broker, sale agent or other person on account of the execution of this Lease Agreement or on account of Lessee's payments of rent to Lessor, and Lessor will indemnify Lessee and hold Lessee harmless against any and all demands, claims, suits and liabilities for such fee, commission and other compensation in connection with the execution of this Lease Agreement.

     33.0      ATTORNEY'S FEES.    In the event that any action or proceeding
is brought to enforce any term, covenant or condition of this Lease on the part of the Lessor or Lessee, the prevailing party in such litigation shall be entitled to recover their reasonable attorney's fees to be fixed by the court in such action or proceeding. Furthermore, the Lessor and Lessee agree to pay reasonable attorney's fees and expenses of one or the other party in this Lease (either Lessor or Lessee) if it is made a party to litigation because of its being a party under this Lease and when it has not engaged in any unlawful conduct itself.

     34.0      ENTIRE AGREEMENT.     This Lease Agreement, including any
attachments and supplements made a part hereof, contains the entire agreement of the parties and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect.

     35.0      NO ESTATE IN LAND.       This Lease shall create the
relationship of Landlord and tenant between the parties hereto. No estate shall pass out of the Landlord.

Lessee has only a usufruct not subject to levy and sale, and not assignable by the Lessee except by the Lessor's consent.

     36.0 RIGHTS CUMULATIVE. All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative but not restricted to those given by law.

     37.0 SUCCESSORS. The covenants, agreements, terms, conditions and warranties of this Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective heirs, executors, administrators, successors and assigns.

     38.0 EFFECTIVE TERMINATION OF LEASE. No termination of this Lease prior to the normal ending thereof, by lapse of timer or otherwise, shall effect the Lessor's right to collect rent for the period prior to the termination thereof.

     39.0 WAIVER OF RIGHTS. No failure of the Lessor to exercise any power given the Lessor hereunder or to insist upon strict compliance of the Lessee of its obligations hereunder and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of the Lessor's rights to demand exact compliance with the terms hereof.

     40.0 TIME OF THE ESSENCE. Time is of the essence of this Lease.

     41.0 CONSENT TO LEASE HOLD SECURITY DEED. Lessor and Lessee consent to acknowledge lease hold security deed placed on the Leased Premises by Lessor's grant of the same to NationsBank of Georgia, N.A., on the 14th day of November, 1995.

     IN WITNESS WHEREOF, the parties hereto have signed and sealed the foregoing Lease Agreement on the day and year first above written.

                                        WALTER M. BOOMERSHINE, JR.
                                        (LESSOR)
/s/                                     /s/ Walter M. Boomershine, Jr.
----------------------------------      ----------------------------------
WITNESS                                 WALTER M. BOOMERSHINE, JR., LESSOR
/s/
----------------------------------
NOTARY PUBLIC (Seal)
My Commission Expires:
  Notary Public, Fulton County, Georgia
  My Commission Expires June 15, 1998.

/s/                                          /s/ Winifred F. Boomershine
-------------------------------------        ------------------------------
WITNESS                                          Winifred F. Boomershine


/s/ Carolyn M. Freely
-------------------------------------
NOTARY PUBLIC (Seal)
My Commission Expires:  June 15, 1998
Notary Public, Fulton County, Georgia
[SEAL]


                                             WINCO, L.P.
                                             (LESSEE)


/s/                                          /s/ Walker M. Boomershine, Jr.
-------------------------------------        ------------------------------



/s/ Carolyn M. Freely
-------------------------------------
NOTARY PUBLIC (Seal)
My Commission Expires:  June 15, 1998
Notary Public, Fulton County, Georgia
[SEAL]

                                  EXHIBIT "A"


          All that tract or parcel of land lying and being in Land Lot 77 of the 7th District of Gwinnett County, Georgia, and being more particularly described as follows:

          BEGINNING at an iron pin found formed by the intersection of the southwestern right-of-way line of Old Norcross-Lawrenceville Road (having an 100 foot right-of-way width) and the land lot and district lines being common to Land Lot 77 of the 7th District and Land Lot 205 of the 6th District of Gwinnett County, Georgia; thence leaving the aforesaid land lot and district lines, run along the southwestern right-of-way line of Old Norcross-Lawrenceville Road the following four (4) courses and distances and following the curvature thereof: (1) along the arc of a 2,914.79 foot radius curve having an arc distance of 338.44 feet to a point (said arc being subtended by a chord lying to the northeast thereof bearing south 68 degrees 58 minutes 25 seconds east and being 338.25 feet in length); (2) south 72 degrees 18 minutes 00 seconds east a distance of 36.85 feet to a point; (3) south 76 degrees 57 minutes 37 seconds east a distance of 4.07 feet to a point; and (4) along the arc of a 904.93 foot radius curve to the right having an arc distance of 705.69 feet to an iron pin set (said arc being subtended by a chord lying to the southwest thereof bearing south 54 degrees 44 minutes 22 seconds east and being 687.95 feet in length); thence leaving the southwestern right-of-way line of Old Norcross-Lawrenceville Road, run south 60 degrees 23 minutes 28 seconds west a distance of 516.71 feet to an iron pin found located on the land lot and district lines being common to Land Lot 77 of the 7th District and Land Lot 205 of the 6th District of Gwinnett County, Georgia; thence in a northwesterly direction along the aforesaid land lot and district lines, run north 30 degrees 44 minutes 06 seconds west a distance of 914.36 feet to an iron pin found located on the southwestern right-of-way line of Old Norcross-Lawrenceville Road, said iron pin found being the POINT OF BEGINNING.

          The above-described property contains 6.863 acres, more or less, and is shown and described according to that certain Boundary Survey prepared for Boomershine Automobile Group, Inc. by Centerline Surveying Systems, Inc. (Charles C. Franklin, Georgia Registered Land Surveyor No. 2143), dated January 12, 1995, last revised March 15, 1995, which Survey is incorporated herein by this reference and made a part of this description.

TOGETHER WITH:

          All rights created pursuant to a certain Encroachment Agreement of even date by and between Walter M. Boomershine, Jr., a/k/a Walter M. Boomershine and Winifred Forbes Boomershine and Georgia Power Company to be recorded in Gwinnett County, Georgia Records.